UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2020

ESCO TECHNOLOGIES INC.

 (Exact Name of Registrant as Specified in Charter)

Missouri	1-10596	43-1554045
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

9900A Clayton Road, St. Louis, Missouri	63124-1186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 314-213-7200

Securities registered pursuant to section 12(b) of the Act:

Name of each exchange
Title of each class	Trading Symbol(s)	on which registered
Common Stock, par value $0.01 per share	ESE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Amendments to Compensation Plan for Non-Employee Directors and Award Form

On December 8, 2020, the Human Resources and Compensation Committee of the Company’s Board of Directors (the “Committee”) amended the Company’s Compensation Plan for Non-Employee Directors (the “Plan”) to implement a one-year vesting period for future equity awards to non-employee directors, as previously agreed upon in principle and announced in the Company’s Form 8-K filed on November 19, 2020. The Committee also approved other minor revisions to the text of the Plan. A copy of the Plan, marked to indicate the substantive changes, is attached as Exhibit 10.1.

The Committee also approved a form of Director Share Award Agreement reflecting the provisions of the Plan as amended. The approved form of Agreement is attached as Exhibit 10.2.

Fiscal 2021 Compensation of Chief Executive Officer

The Company has become aware that due to a misinterpretation of certain information provided by the Committee, the Company’s Form 8-K filed on November 19, 2020 incorrectly reported the fiscal 2021 target total cash compensation which the Committee had approved for Victor L. Richey, the Company’s Chief Executive Officer. The correct information is as follows: Mr. Richey’s fiscal 2021 target total cash compensation will be increased by 6.0%, with a majority of the increase allocated to his base salary in order to achieve a better balance between his base salary and his cash incentive target; as a result Mr. Richey’s fiscal 2021 base salary will be $898,100 and his fiscal 2021 cash incentive target will be $959,500.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit
10.1	Compensation Plan for Non-Employee Directors, As Amended and Restated to Reflect All Amendments Through December 8, 2020
10.2	Form of Director Share Award Agreement
104	Cover Page Inline Interactive Data File

Other Matters

The information in this report furnished pursuant to Item 2.02 and Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, unless the Company incorporates it by reference into a filing under the Securities Act of 1933 as amended or the Exchange Act.

Any references to the Company’s web site address included in this Form 8-K and the press release are intended only as inactive textual references and not as active links to its web site. Information contained on the Company’s web site does not constitute part of this Form 8-K or the press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2020

ESCO TECHNOLOGIES INC.

By:	/s/ Alyson S. Barclay
Senior Vice President, Secretary
and General Counsel